Exhibit 99.1

NEWS RELEASE

For Immediate Release:	For Further Information Contact:
February 25, 2016	Media: www.CBI.com
Investors: Christi Thoms-Knox +1 832 513 1200

CB&I Reports Full-Year and Fourth Quarter Results

THE WOODLANDS, Texas, Feb. 25, 2016 /PRNewswire/ -- CB&I (NYSE: CBI) today reported financial results for the fourth quarter and full-year 2015. For the year, adjusted net income was $630.7 million, or $5.86 per diluted share. Adjusted operating income was in excess of $1 billion, or 8.4 percent of revenue. Revenue for the year was $13 billion, including an $890 million negative impact attributable to foreign currency translation. New awards for the year exceeded $13 billion, resulting in a backlog of $23 billion at year end.
For the fourth quarter of 2015, adjusted net income was $165.2 million, or $1.56 per diluted share. Adjusted operating income was $279.3 million or 8.5 percent of revenue. Revenue for the fourth quarter was $3.3 billion, and new awards were $3.3 billion. Net operating cash flows for the quarter were $117 million, resulting in a net operating cash use of $56 million for the year.
"We are pleased with our results for the year, particularly our record of safety and execution excellence. Throughout 2015 we continued to capitalize on the competitiveness of our business model and completed strategic milestones to strengthen our ability to deliver shareholder value," said Philip K. Asherman, CB&I's President and Chief Executive Officer. "Our efforts enable us to begin 2016 with high-quality backlog and visibility into strong earnings and cash flows to deliver our capital allocation goals."
New awards of $13 billion for the year include bookings for the engineering and construction of two ethane crackers on the U.S. Gulf Coast, a liquids ethane cracker and associated units in the Middle East, an additional liquefaction train for an existing LNG project in Texas, a combined-cycle gas turbine plant on the Gulf Coast, and construction services for a petrochemical derivatives plant in the U.S. Additionally, CB&I was selected for the engineering and construction of significant LNG developments in East Africa, which the company expects to book during 2016.
Importantly, new awards for 2015 highlight CB&I’s positioning in diverse end-markets, versatility of offerings and global reach. Additional noteworthy awards include maintenance contracts for a variety of power and industrial facilities globally; fabrication of low-temperature storage tanks and spheres in the U.S.; storage tanks for a clean fuels project in the Middle East; pipe fabrication for petrochemical and LNG facilities on the Gulf Coast; engineered products for a refinery in Russia and a hydrotreater in the U.S.; technology licensing for an ethylene plant on the Gulf Coast and a hydroprocessing facility in Asia; refining and petrochemical catalysts in North America and Africa; and numerous strategic technology licenses and catalysts sales globally.
The tables below include a reconciliation of GAAP financial results to adjusted financial results for the fourth quarter and full-year 2015 which exclude a non-cash after-tax charge of $1.1 billion resulting from the company’s sale of its nuclear construction business on December, 31, 2015.

Earnings Conference Call
CB&I will host a webcast on February 25 at 4:00 p.m. Central time (5:00 p.m. Eastern time) to discuss financial and operating results and answer questions from investors. The webcast will be available on the Investor Relations page of www.cbi.com.
About CB&I
CB&I (NYSE:CBI) is the most complete energy infrastructure focused company in the world. With 125 years of experience and the expertise of approximately 42,000 employees, CB&I provides reliable solutions while maintaining a relentless focus on safety and an uncompromising standard of quality. For more information, visit www.cbi.com.
Important Information For Investors And Shareholders
Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements regarding CB&I and represents our expectations and beliefs concerning future events. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties. When considering any statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases or expressions such as "achieve," "forecast," "plan," "propose," "strategy," "envision," "hope," "will," "continue," "potential," "expect," "believe," "anticipate," "project," "estimate," "predict," "intend," "should," "could," "may," "might" or similar forward-looking statements, we refer you to the cautionary statements concerning risk factors and "Forward-Looking Statements" described under "Risk Factors" in Item 1A of our Annual Report filed on Form 10-K filed with the SEC for the year ended December 31, 2015, and any updates to those risk factors or "Forward-Looking Statements" included in our subsequent Quarterly Reports on Form 10-Q filed with the SEC, which cautionary statements are incorporated herein by reference.

Chicago Bridge & Iron Company N.V.
Reconciliation of Non-GAAP Supplemental Information
(in thousands, except per share data)

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,
	2015	2014	2015	2014

Adjusted income from operations

(Loss) income from operations	$(66,060)	$273,852	$(425,117)	$982,608
Charges related to disposition of nuclear operations	345,371	—	1,505,851	—
Integration related costs	—	17,518	—	39,685
Adjusted income from operations	$279,311	$291,370	$1,080,734	$1,022,293
Adjusted % of Revenue	8.5%	8.6%	8.4%	7.9%

Adjusted net income attributable to CB&I

Net (loss) income attributable to CB&I	$(65,725)	$150,410	$(504,415)	$543,607
Charges related to disposition of nuclear operations, net of tax (1)	230,910	—	1,135,140	—
Integration related costs, net of tax (2)	—	10,860	—	25,088
Adjusted net income attributable to CB&I	$165,185	$161,270	$630,725	$568,695

Adjusted net income attributable to CB&I per share

Net (loss) income attributable to CB&I	$(0.63)	$1.37	$(4.72)	$4.98
Charges related to disposition of nuclear operations, net of tax (1)	2.19	—	10.58	—
Integration related costs, net of tax (2)	—	0.10	—	0.23
Adjusted net income attributable to CB&I per share	$1.56	$1.47	$5.86	$5.21

(1) The three and twelve month periods ended December 31, 2015 include $345,371 and $1,505,851, respectively of non-cash charges related to the disposition of our nuclear operations, less the tax impact of $114,461 and $370,711, respectively. The unadjusted per share amounts for the three and twelve month 2015 periods are based upon diluted weighted average shares that are equivalent to our basic weighted average shares of 104,763 and 106,766, respectively, due to the net loss for the periods. The adjusted per share amounts for the three and twelve month 2015 periods are based upon diluted weighted average shares of 105,926 and 107,719, respectively.

(2) The three and twelve month periods ended December 31, 2014 include $17,518 and $39,685, respectively, of integration related costs, less the tax impact of $6,658 and $14,597, respectively. The unadjusted and adjusted per share amounts for the three and twelve month periods are based upon diluted weighted average shares of 109,466 and 109,122, respectively.

Chicago Bridge & Iron Company N.V.
Segment Information
(in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2015		2014		2015		2014

		% of		% of		% of		% of
NEW AWARDS (1), (2)		Total		Total		Total		Total
Engineering & Construction	$1,786,671	55%	$1,967,420	59%	$6,709,864	51%	$10,101,263	62%
Fabrication Services	493,816	15%	557,269	17%	3,106,563	24%	2,422,580	15%
Technology	321,892	10%	74,886	3%	577,540	4%	387,010	2%
Capital Services	660,118	20%	689,127	21%	2,744,531	21%	3,354,420	21%
Total	$3,262,497		$3,288,702		$13,138,498		$16,265,273

		% of		% of		% of		% of
REVENUE (2)		Total		Total		Total		Total
Engineering & Construction	$2,016,550	61%	$1,975,006	59%	$7,697,684	60%	$7,623,381	59%
Fabrication Services	553,350	17%	686,268	20%	2,442,690	19%	2,738,981	21%
Technology	88,494	3%	90,248	3%	399,099	3%	385,126	3%
Capital Services	616,570	19%	620,164	18%	2,390,031	18%	2,227,442	17%
Total	$3,274,964		$3,371,686		$12,929,504		$12,974,930

(LOSS) INCOME FROM OPERATIONS (2)		% of		% of		% of		% of
		Revenue		Revenue		Revenue		Revenue
Engineering & Construction (3)	$(180,852)	(9.0)%	$146,291	7.4%	$(875,321)	(11.4)%	$518,671	6.8%
Fabrication Services	55,523	10.0%	81,362	11.9%	225,267	9.2%	274,487	10.0%
Technology	34,201	38.6%	37,311	41.3%	150,877	37.8%	147,782	38.4%
Capital Services	25,068	4.1%	26,406	4.3%	74,060	3.1%	81,353	3.7%
Total operating groups	$(66,060)	(2.0)%	$291,370	8.6%	$(425,117)	(3.3)%	$1,022,293	7.9%
Integration related costs	—		(17,518)		—		(39,685)
Total	$(66,060)	(2.0)%	$273,852	8.1%	$(425,117)	(3.3)%	$982,608	7.6%

(1) New awards represent the value of new project commitments received by the Company during a given period, as well as scope growth on existing commitments.

(2) During the three months ended March 31, 2015, we realigned our reportable segments to reflect the present management oversight of our operations. Our maintenance business that was previously reported within our Engineering & Construction operating group (formerly Engineering, Construction & Maintenance) is now reported within our Capital Services operating group (formerly Environmental Solutions), and our engineered products business that was previously reported within our Technology operating group is now reported within our Fabrication Services operating group. Our segment results for the three and twelve months ended December 31, 2014 were reclassified to reflect the reportable segment realignment.

(3) During the three and twelve months ended December 31, 2015, we recorded a non-cash pre-tax charge of $345,371 and $1,505,851, respectively, within our Engineering & Construction operating group related to the disposition of our nuclear operations.

Non-GAAP Supplemental Information
(amounts adjusted to exclude non-cash charges related to the disposition of our nuclear operations and integration related costs) (1)

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2015		2014		2015		2014

INCOME FROM OPERATIONS		% of		% of		% of		% of
		Revenue		Revenue		Revenue		Revenue
Engineering & Construction	$164,519	8.2%	$146,291	7.4%	$630,530	8.2%	$518,671	6.8%

Total	$279,311	8.5%	$291,370	8.6%	$1,080,734	8.4%	$1,022,293	7.9%

(1) The exclusion of the $345,371 and $1,505,851 of charges related to the disposition of our nuclear operations for the three and twelve months ended December 31, 2015, respectively, and integration related costs for 2014, are non-GAAP financial measures, which we believe provides users a better indication of our operating performance. See "Reconciliation of Non-GAAP Supplemental Information" table.

Chicago Bridge & Iron Company N.V.
Summary Unaudited Pro Forma Financial Data
(in thousands, except per share data)

	Three Months Ended December 31, 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business

Revenue	$3,274,964	$—	$(505,659)	$2,769,305
(Loss) income from operations	$(66,060)	$345,371	$(52,035)	$227,276
Net (loss) income attributable to CB&I	$(65,725)	$230,910	$(31,741)	$133,444
Net (loss) income attributable to CB&I per share (diluted)(2)	$(0.63)	$2.19	$(0.30)	$1.26
New Awards	$3,262,497	$—	$(8,151)	$3,254,346
Backlog	$22,643,939	$—	$—	$22,643,939
Operating Cash Flows	$117,208	$—	$252,865	$370,073

	Twelve Months Ended December 31, 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business

Revenue	$12,929,504	$—	$(2,061,167)	$10,868,337
(Loss) income from operations	$(425,117)	$1,505,851	$(215,150)	$865,584
Net (loss) income attributable to CB&I	$(504,415)	$1,135,140	$(131,241)	$499,484
Net (loss) income attributable to CB&I per share (diluted)(2)	$(4.72)	$10.58	$(1.22)	$4.64
New Awards	$13,138,498	$—	$(672,365)	$12,466,133
Backlog	$22,643,939	$—	$—	$22,643,939
Operating Cash Flows	$(56,214)	$—	$1,133,350	$1,077,136

(1)  The summary unaudited pro forma financial information presented in the table above is for illustrative purposes only and is based on assumptions and estimates considered appropriate by CB&I management; however, it is not necessarily indicative of what CB&I’s consolidated financial position or results of operations actually would have been assuming the transaction was completed on January 1, 2015, and does not purport to represent CB&I’s consolidated financial position or results of operations for future periods. The above should be read together with the historical financial statements, including the related notes thereto, included in CB&I’s Annual Report on Form 10-K for the year ended December 31, 2015, and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015, and September 30, 2015.

(2) The unadjusted per share amounts for the three and twelve month 2015 periods are based upon diluted weighted average shares that are equivalent to our basic weighted average shares of 104,763 and 106,766, respectively, due to the net loss for the periods. The adjusted per share amounts for the three and twelve month 2015 periods are based upon diluted weighted average shares of 105,926 and 107,719, respectively.

Chicago Bridge & Iron Company N.V.
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,
	2015	2014	2015	2014

Revenue	$3,274,964	$3,371,686	$12,929,504	$12,974,930
Cost of revenue	2,893,659	2,981,048	11,417,188	11,508,521
Gross profit	381,305	390,638	1,512,316	1,466,409
% of Revenue	11.6%	11.6%	11.7%	11.3%

Selling and administrative expense	99,101	95,425	387,027	405,208
% of Revenue	3.0%	2.8%	3.0%	3.1%

Intangibles amortization	12,083	16,661	57,625	66,506
Equity earnings	(9,939)	(11,222)	(15,689)	(25,225)
Goodwill impairment	—	—	453,100	—
Loss on net assets sold and intangible assets impairment	345,371	—	1,052,751	—
Other operating expense (income), net	749	(1,596)	2,619	(2,373)
Integration related costs	—	17,518	—	39,685
(Loss) income from operations	(66,060)	273,852	(425,117)	982,608
% of Revenue	(2.0)%	8.1%	(3.3)%	7.6%

Interest expense	(25,935)	(21,691)	(94,360)	(83,590)
Interest income	1,995	2,403	8,285	8,524
(Loss) income before taxes	(90,000)	254,564	(511,192)	907,542

Income tax benefit (expense)	42,956	(72,141)	81,231	(271,417)
Net (loss) income	(47,044)	182,423	(429,961)	636,125

Less: Net income attributable to noncontrolling interests	(18,681)	(32,013)	(74,454)	(92,518)
Net (loss) income attributable to CB&I	$(65,725)	$150,410	$(504,415)	$543,607

Net (loss) income attributable to CB&I per share:
Basic	$(0.63)	$1.39	$(4.72)	$5.03
Diluted	$(0.63)	$1.37	$(4.72)	$4.98

Weighted average shares outstanding:
Basic	104,763	108,207	106,766	108,047
Diluted	104,763	109,466	106,766	109,122

Cash dividends on shares:
Amount	$7,307	$7,546	$29,847	$30,246
Per share	$0.07	$0.07	$0.28	$0.28

Non-GAAP Supplemental Information
(amounts adjusted to exclude non-cash charges related to the disposition of our nuclear operations and integration related costs) (1)

Adjusted income from operations	$279,311	$291,370	$1,080,734	$1,022,293
Adjusted % of Revenue	8.5%	8.6%	8.4%	7.9%

Adjusted net income attributable to CB&I	$165,185	$161,270	$630,725	$568,695
Adjusted net income attributable to CB&I per share (diluted)	$1.56	$1.47	$5.86	$5.21

(1) The exclusion of the $345,371 and $1,505,851 of charges ($230,910 and $1,135,140 after tax, respectively) related to the disposition of our nuclear operations for the three and twelve months ended December 31, 2015, respectively, and integration related costs for 2014, are non-GAAP financial measures, which we believe provides users a better indication of our operating performance. See "Reconciliation of Non-GAAP Supplemental Information" table.

Chicago Bridge & Iron Company N.V.
Condensed Consolidated Balance Sheets
(in thousands)

	December 31,	December 31,
	2015	2014
ASSETS

Current assets	$3,369,428	$3,530,459
Equity investments	136,845	107,984
Property and equipment, net	604,043	771,651
Goodwill and other intangibles, net	4,122,455	4,751,685
Other non-current assets	969,586	219,252
Total assets	$9,202,357	$9,381,031

LIABILITIES AND SHAREHOLDERS' EQUITY

Current maturities of long-term debt and other borrowings	$803,000	$270,738
Other current liabilities	4,056,077	4,051,492
Long-term debt	1,800,000	1,564,158
Other non-current liabilities	379,690	618,340

Shareholders' equity	2,163,590	2,876,303
Total liabilities and shareholders’ equity	$9,202,357	$9,381,031

Condensed Consolidated Statements of Cash Flows and Other Financial Data
(in thousands)

	Twelve Months
	Ended December 31,
	2015	2014
CASH FLOWS

Cash flows from operating activities	$(56,214)	$264,047
Cash flows from investing activities	(381,676)	(182,277)
Cash flows from financing activities	697,404	(75,523)
Effect of exchange rate changes on cash and cash equivalents	(60,616)	(75,426)
Increase (decrease) in cash and cash equivalents	198,898	(69,179)
Cash and cash equivalents, beginning of the year	351,323	420,502
Cash and cash equivalents, end of the year	$550,221	$351,323

OTHER FINANCIAL DATA

(Increase) decrease in receivables, net	$(213,508)	$78,881
Change in contracts in progress, net	(939,608)	(942,689)
(Increase) decrease in inventory	(6,091)	16,832
Increase in accounts payable	105,856	99,376
Change in contract capital	$(1,053,351)	$(747,600)

Depreciation and amortization	$161,135	$181,398
Capital expenditures	$78,852	$117,624

	December 31, 2015	December 31, 2014
Backlog (1)	$22,643,939	$30,363,269

(1) Backlog includes the value of new award commitments until work is performed and revenue is recognized or until cancellation. Backlog may also fluctuate with currency movements.

CONTACT: Media, www.cbi.com, Investors, Christi Thoms-Knox, +1 832 513 1200